                               THIRD AMENDMENT
                               ---------------


          THIRD AMENDMENT (this "Amendment"), dated as of October 9, 1998, among CAF HOLDINGS, INC. ("Holdings"), COLLINS & AIKMAN FLOORCOVERINGS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent for the Banks (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 6, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower has requested a certain amendment to the Credit Agreement as described below; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.   Amendment to Credit Agreement.
     -----------------------------

          1. Section 8.13 of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately after the text "provided, that" appearing
                                                     --------
in clause (i) of said Section and (ii) inserting the following text at the end of clause (i) of said Section:

     "and (y) the Borrower may repurchase Senior Subordinated Notes on the open-market in an aggregate principal amount for all purchases made after the Third Amendment Effective Date pursuant to this clause (y) not to exceed $5,000,000, so long as (I) no Default or Event of Default then exists or would result therefrom and (II) the purchase price for such Senior Subordinated Notes does not exceed $1,050 per $1,000 principal amount thereof".

II.  Miscellaneous Provisions.
     ------------------------

          1. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Third Amendment Effective Date, both before and after giving effect to this Amendment, and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
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          2.   This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit
Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

          6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.


                                     * * *
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.



                            CAF HOLDINGS, INC.


                            BY: /s/  Stephen M. Burns
                                ---------------------------------
                                Stephen M. Burns
                                Title:   Director



                            COLLINS & AIKMAN FLOORCOVERINGS INC.

                            BY: /s/  Darrel V. McCay
                                ---------------------------------
                                Darrel V. McCay
                                Title:  Vice President and
                                Chief Financial Officer



                            BANKERS TRUST COMPANY
                                Individually and as Agent

                            BY: /s/  Mary Kay Coyle
                                ---------------------------------
                                Mary Kay Coyle
                                Title:  Managing Director


                            FIRST SOURCE FINANCIAL LLP By:
                            FIRST SOURCE FINANCIAL, INC. ITS AGENT MANAGER

                            BY: /s/  Robert M. Cosco
                                ---------------------------------
                                Robert M. Cosco
                                Title:  Senior Vice President


                            HELLER FINANCIAL, INC.

                            BY: /s/  Tamara L. Rulhm
                                ---------------------------------
                                Tamara L. Rulhm
                                Title:  Assistant Vice President


                            LASALLE NATIONAL BANK

                            BY: /s/  Richard G. Maier
                                ---------------------------------
                                Richard G. Maier
                                Title:  Vice President

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                            BANK OF BOSTON, N.A.


                            BY: /s/  Peter Van Der Horst
                                ---------------------------------
                                Peter Van Der Horst
                                Title:  Vice President


                            First Union National Bank


                            BY: /s/  Joan Anderson
                                ---------------------------------
                                Joan Anderson
                                Title:  Vice President



                            LTCB TRUST COMPANY

                            BY: /s/  Rebecca J. S. Silleit
                                ---------------------------------
                                Rebecca J. S. Silleit
                                Title:  Sr. Vice President


                            SANWA BUSINES CREDIT CORPORATION

                            BY: /s/  Stanley Kamiski
                                ---------------------------------
                                Stanley Kamiski
                                Title:  Vice President


                            SENIOR DEBT PORTFOLIO

                            BY: /s/  Barbara Campbell
                                ---------------------------------
                                Barbara Campbell
                                Title:  Vice President


                            WACHOVIA BANK OF GEORGIA, N.A.

                            BY: /s/  Richard E. S. Bowen
                                ---------------------------------
                                Richard E. S. Bowen
                                Title:  Assistant Vice President


Each of the undersigned, each being a Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Third Amendment, hereby consents to the entering into of the Third Amendment and agrees to the provisions thereof (including, without limitation, Sections 7 and 8 of Part II thereof).